Exhibit 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three and six month periods ended June 30, 2014. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

	For The Three Months Ended June 30, 2014
	Total Apollo Operating Group Consolidated	VIEs and Consolidated Funds	Other (1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Operations
Revenues:
Advisory and transaction fees from affiliates, net	$60,786	$—	$—	$60,786
Management fees from affiliates	240,951	(30)	(14,501)	226,420
Carried interest income from affiliates	289,604	—	(4,658)	284,946

Total Revenues	591,341	(30)	(19,159)	572,152

Expenses:
Compensation and benefits:
Equity-based compensation	28,711	—	—	28,711
Salary, bonus and benefits	89,832	—	—	89,832
Profit sharing expense	160,777	—	—	160,777

Total Compensation and Benefits	279,320	—	—	279,320
Interest expense	4,524	—	—	4,524
Professional fees	19,882	329	—	20,211
General, administrative and other	25,046	245	—	25,291
Placement fees	3,489	—	—	3,489
Occupancy	10,418	—	—	10,418
Depreciation and amortization	10,849	—	266	11,115

Total Expenses	353,528	574	266	354,368

Other Income:
Net loss from investment activities	(9,181)	(353)	—	(9,534)
Net gains from investment activities of consolidated variable interest entities	—	24,669	18,756	43,425
Income (loss) from equity method investments	30,997	—	(297)	30,700
Interest income	2,398	327	1	2,726
Other income, net	1,846	—	392	2,238

Total Other Income	26,060	24,643	18,852	69,555

Income (loss) Before Income Tax Provision	263,873	24,039	(573)	287,339
Income tax provision	(4,052)	—	(30,985)	(35,037)

Net (Loss) Income	259,821	24,039	(31,558)	252,302
Net income attributable to Non-Controlling Interests	(156,905)	(23,741)	12	(180,634)

Net Income (Loss) Attributable to Apollo Global Management, LLC	$102,916	$298	$(31,546)	$71,668

(1)	Includes eliminations for variable interest entities (“VIEs”), consolidated funds and entities not included in the Apollo Operating Group.

	For The Six Months Ended June 30, 2014
	Total Apollo Operating Group Consolidated	VIEs and Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Operations
Revenues:
Advisory and transaction fees from affiliates, net	$176,851	$—	$—	$176,851
Management fees from affiliates	465,269	(60)	(28,998)	436,211
Carried interest income from affiliates	458,863	—	(8,373)	450,490

Total Revenues	1,100,983	(60)	(37,371)	1,063,552

Expenses:
Compensation and benefits:
Equity-based compensation	87,689	—	—	87,689
Salary, bonus and benefits	170,362	—	—	170,362
Profit sharing expense	264,736	—	—	264,736

Total Compensation and Benefits	522,787	—	—	522,787
Interest expense	7,638	—	—	7,638
Professional fees	38,924	739	—	39,663
General, administrative and other	49,407	562	—	49,969
Placement fees	5,275	—	—	5,275
Occupancy	20,321	—	—	20,321
Depreciation and amortization	22,298	—	536	22,834

Total Expenses	666,650	1,301	536	668,487

Other Income:
Net gains from investment activities	8,833	205,041	—	213,874
Net gains from investment activities of consolidated variable interest entities	—	54,202	36,958	91,160
Income (loss) from equity method investments	59,620	—	(6,010)	53,610
Interest income	5,383	670	1	6,054
Other income, net	17,217	—	2,552	19,769

Total Other Income	91,053	259,913	33,501	384,467

Income (loss) Before Income Tax Provision	525,386	258,552	(4,406)	779,532
Income tax provision	(6,794)	—	(60,792)	(67,586)

Net (Loss) Income	518,592	258,552	(65,198)	711,946
Net income attributable to Non-Controlling Interests	(315,589)	(252,541)	21	(568,109)

Net Income (Loss) Attributable to Apollo Global Management, LLC	$203,003	$6,011	$(65,177)	$143,837

(1)	Includes eliminations for VIEs, consolidated funds and entities not included in the Apollo Operating Group.

	As of June 30, 2014
	Total Apollo Operating Group Consolidated	VIEs and Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Financial Condition
Assets:
Cash and cash equivalents	$1,090,227	$—	$3,430	$1,093,657
Cash and cash equivalents held at consolidated funds	—	1,989	—	1,989
Restricted cash	7,646	—	—	7,646
Investments	797,350	2,177,635	(92,302)	2,882,683
Assets of consolidated variable interest entities
Cash and cash equivalents	—	1,189,378	—	1,189,378
Investments, at fair value	—	13,692,895	(723)	13,692,172
Other assets	—	446,397	(692)	445,705
Carried interest receivable	2,049,841	—	(61,768)	1,988,073
Due from affiliates	311,493	—	(63,696)	247,797
Fixed assets, net	36,836	—	945	37,781
Deferred tax assets	15,392	—	649,728	665,120
Other assets	64,696	4,265	(36)	68,925
Goodwill	88,851	—	(39,608)	49,243
Intangible assets, net	77,222	—	—	77,222

Total Assets	$4,539,554	$17,512,559	$395,278	$22,447,391

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$45,452	$1,075	$14,832	$61,359
Accrued compensation and benefits	85,409	—	—	85,409
Deferred revenue	272,727	—	—	272,727
Due to affiliates	33,566	1,535	539,171	574,272
Profit sharing payable	963,922	—	—	963,922
Debt	999,008	—	—	999,008
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	12,179,627	(615)	12,179,012
Other liabilities	—	607,104	37	607,141
Due to affiliates	—	69,291	(69,291)	—
Other liabilities	31,581	5,782	—	37,363

Total Liabilities	2,431,665	12,864,414	484,134	15,780,213

Shareholders’ Equity:
Apollo Global Management, LLC shareholders’ equity
Additional paid in capital	129,851	—	2,283,264	2,413,115
Accumulated deficit	783,497	2,176,198	(4,384,939)	(1,425,244)
Appropriated partners’ capital	—	1,444,780	(39,716)	1,405,064
Accumulated other comprehensive income (loss)	37,841	—	(38,793)	(952)

Total Apollo Global Management, LLC shareholders’ equity	951,189	3,620,978	(2,180,184)	2,391,983
Non-Controlling Interests in consolidated entities	15,978	1,027,167	2,091,328	3,134,473
Non-Controlling Interests in Apollo Operating Group	1,140,722	—	—	1,140,722

Total Shareholders’ Equity	2,107,889	4,648,145	(88,856)	6,667,178

Total Liabilities and Shareholders’ Equity	$4,539,554	$17,512,559	$395,278	$22,447,391

(1)	Includes eliminations for VIEs, consolidated funds and entities not included in the Apollo Operating Group.